OHIO EDISON COMPANY
MASTER DECOMMISSIONING TRUST AGREEMENT
FOR PERRY NUCLEAR POWER PLANT
UNIT ONE, PERRY NUCLEAR POWER PLANT
UNIT TWO, BEAVER VALLEY POWER
STATION UNIT ONE AND BEAVER VALLEY
POWER STATION UNIT TWO







                                           Dated:  July 1, 1993

                        TABLE OF CONTENTS


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                        I.  DEFINITIONS
     1.01  Definitions . . . . . . . . . . . . . . . . . . . . 3

           II.  MASTER TRUST PURPOSE, NAME AND FUNDS

     2.01  Master Trust Purpose. . . . . . . . . . . . . . .  11
     2.02  Establishment of Master Trust . . . . . . . . . .  11
     2.03  Acceptance of Appointment . . . . . . . . . . . .  11
     2.04  Name of Master Trust. . . . . . . . . . . . . . .  12
     2.05  Division of Master Trust. . . . . . . . . . . . .  12
     2.06  Designation of Funds. . . . . . . . . . . . . . .  13
     2.07  Duties of Authorized Representatives. . . . . . .  13
     2.08  No Authority to Conduct Business. . . . . . . . .  14
     2.09  No Transferability of Master Trust. . . . . . . .  14

              III.   BENEFICIARIES OF MASTER TRUST

     3.01  Company and Others to be Beneficiaries. . . . . .  14

                 IV.   CONTRIBUTIONS AND INCOME

     4.01  Contributions . . . . . . . . . . . . . . . . . .  15
     4.02  Allocation of Net Income. . . . . . . . . . . . .  16
     4.03  Subsequent Transfers. . . . . . . . . . . . . . .  16

                        V.  DISTRIBUTIONS

     5.01  Payment of Decommissioning Costs and
           Administrative Costs. . . . . . . . . . . . . . .  17
     5.02  Payment of Administrative Expenses. . . . . . . .  18
     5.03  Fees. . . . . . . . . . . . . . . . . . . . . . .  19
     5.04  Liquidation of Investments. . . . . . . . . . . .  20

                        VI.   TERMINATION

     6.01  Termination of Funds and Master Trust in
           General . . . . . . . . . . . . . . . . . . . . .  20
     6.02  Distribution of Master Trust and Funds Upon
           Termination . . . . . . . . . . . . . . . . . . .  21

                         VII.   TRUSTEES

     7.01  Designation and Qualification of Successor
           Trustee(s). . . . . . . . . . . . . . . . . . . .  21
     7.02  Exoneration from Bond . . . . . . . . . . . . . .  23
     7.03  Resignation . . . . . . . . . . . . . . . . . . .  23
     7.04  Transactions With Third Parties . . . . . . . . .  23
     7.05  Accounts and Reports. . . . . . . . . . . . . . .  24
     7.06  Tax Returns and Other Reports . . . . . . . . . .  26
     7.07  Liability . . . . . . . . . . . . . . . . . . . .  27

                       VIII.   INVESTMENTS

     8.01  Appointment of Investment Manager(s). . . . . . .  28
     8.02  Direction by Investment Manager(s). . . . . . . .  29

                  IX.  TRUSTEE'S GENERAL POWER

     9.01  Registration of Securities. . . . . . . . . . . .  32
     9.02  Borrowing . . . . . . . . . . . . . . . . . . . .  32
     9.03  Retention and Removal of Professional and
           Employee Services . . . . . . . . . . . . . . . .  33
     9.04  Delegation of Ministerial Powers. . . . . . . . .  33
     9.05  Powers of Trustee to Continue Until Final
           Distribution. . . . . . . . . . . . . . . . . . .  33
     9.06  Discretion in Exercise of Powers. . . . . . . . .  33
     9.07  Deposition of Funds . . . . . . . . . . . . . . .  34
     9.08  Market Inventory Funds. . . . . . . . . . . . . .  34
     9.09  Loaning of Securities . . . . . . . . . . . . . .  34
     9.10  Retention of Uninvested Cash. . . . . . . . . . .  35

                 X. TRUSTEE'S INVESTMENT POWERS

     10.01  General Investment Powers. . . . . . . . . . . .  35

                        XI. MISCELLANEOUS

     11.01  Headings . . . . . . . . . . . . . . . . . . . .  36
     11.02  Particular Words . . . . . . . . . . . . . . . .  36
     11.03  Severability of Provisions . . . . . . . . . . .  36
     11.04  Delivery of Notices Under Agreement. . . . . . .  37
     11.05  Alterations and Amendments . . . . . . . . . . .  37
     11.06  Successors and Assigns . . . . . . . . . . . . .  39
     11.07  Governing Law; Jurisdiction; Certain Waivers . .  39
     11.08  Accounting Year. . . . . . . . . . . . . . . . .  39
     11.09  Counterparts . . . . . . . . . . . . . . . . . .  39
     11.10  Decommissioning Liability. . . . . . . . . . . .  40

SCHEDULE A          PERMITTED INVESTMENTS

SCHEDULE B          OWNER TRUSTEE AND OWNER PARTICIPANTS

EXHIBIT A           CERTIFICATE

             MASTER DECOMMISSIONING TRUST AGREEMENT
              --------------------------------------

          AGREEMENT made as of this 1st day of July 1993, between OHIO EDISON COMPANY, an Ohio corporation (the "Company"), and MELLON BANK, N.A., as Trustee (the "Trustee"), a national banking association duly organized and validly existing under the laws of the United States of America.

          WHEREAS, the Company has ownership interests as a tenant in common of undivided interests in Perry No. 1, Perry No.
2, Beaver Valley No. 1 and Beaver Valley No. 2, as well as leasehold interests in additional undivided interests in Perry
No. 1 and Beaver Valley No. 2; and

          WHEREAS, Perry No. 1, Perry No. 2, Beaver Valley No. 1 and Beaver Valley No. 2 are, or are designed to be, nuclear fueled electric generating units which will require
Decommissioning at the end of their useful life; and

          WHEREAS, pursuant to the requirements of the Sale/Leaseback Transactions, the Company is required to establish trust funds to provide for payment of Decommissioning Costs associated with its ownership and leasehold interests in Perry No. 1 and Beaver Valley No. 2, and, pursuant to the requirements of The Public Utilities Commission of Ohio ("PUCO") and the

Nuclear Regulatory Commission ("NRC"), is generally required to create an external source of funding to provide for the costs associated with the Decommissioning of its proportionate share of nuclear fueled electric generating units in which it has an interest; and

          WHEREAS, pursuant to Section 468A of the Internal Revenue Code of 1986, as amended, certain federal income tax benefits are available to the Company as a result of creating and making contributions to certain nuclear decommissioning reserve funds; and

          WHEREAS, the Company, in order to comply with the requirements of the Sale/Leaseback Transactions and the requirements of the PUCO and NRC, and in order to be in a position to take advantage of the federal income tax benefits available under the aforementioned Section 468A, established as of June 1, 1988 both Qualified Funds and Nonqualified Funds to hold amounts in trust for the future Decommissioning of each of the Units wherein each of the Funds constituted a separate trust under a Master Trust (the "Master Trust"); and

          WHEREAS, National City Bank, Akron, which served as
Trustee under the Master Trust from its inception, has been replaced as Trustee by Mellon Bank, N.A.; and

          WHEREAS, the Company and Mellon Bank, N.A. (acting as
Trustee) wish to amend the agreement dated as of June 1, 1988 which established the Master Trust and to restate such agreement in its entirety.

          NOW, THEREFORE, in consideration of the mutual promises herein contained and other good and valuable consideration, receipt and sufficiency of which is hereby acknowledged, the Trustee hereby acknowledges that it has accepted appointment as successor Trustee under the Master Trust and agrees (a) to serve as such on the terms and conditions herein set forth and (b) to accept, from and after the date first above written, Contributions to the Master Trust delivered to it from time to time by or on behalf of the Company;

          TO HAVE AND TO HOLD such assets, together with the assets of the Master Trust which it received upon becoming successor Trustee thereunder; and

          TO INVEST AND REINVEST the same as provided herein;

          IN TRUST NEVERTHELESS, for the uses and purposes and upon the terms and conditions, as hereinafter set forth; and

          TO PAY OR DISTRIBUTE from the Master Trust as provided herein.

                         I.  DEFINITIONS
                             -----------

          1.01  Definitions.  As used in this Master
Decommissioning Trust Agreement, the following terms shall have the following meanings:

          (1)   "Agreement" shall mean this Master
Decommissioning Trust Agreement as the same may be amended, modified, or supplemented from time to time.

          (2) "Applicable Law" shall mean all applicable laws, statutes, treaties, rules, codes, ordinances, regulations, certificates, orders, interpretations, licenses and permits of any Governmental Authority and judgments, decrees, injunctions, writs, orders or like action of any court, arbitrator or other judicial or quasi judicial tribunal of competent jurisdiction (including those pertaining to health, safety, the environment or otherwise).

          (3) "Applicable Tax Law" shall mean Section 468A of the Code (or comparable subsequent provision of the Code) and the regulations thereunder, and any other provision of the Code relating to the Federal taxation of the Funds or credits or deductions based on Contributions.

          (4) "Authorized Representative" shall mean the persons designated as such pursuant to Section 2.07 hereof, except that after a Default any Designated Beneficiary shall be deemed to be an Authorized Representative for purposes of completing, executing and delivering a Certificate to the Trustee relating to a particular Unit but only with respect to the Unit specified in the Supplement pursuant to which such Designated Beneficiary is designated as such and its Beneficial Interest therein.

          (5) "Beaver Valley No. 1" shall mean the nuclear generating unit located at the Beaver Valley Power Station and known as Unit 1, together with its associated facilities and equipment.

          (6) "Beaver Valley No. 2" shall mean the nuclear generating unit located at the Beaver Valley Power Station and known as Unit 2, together with its associated facilities and equipment.

          (7) "Beaver Valley Power Station" shall mean the electric generating station located on the south bank of the Ohio
River in Beaver County, Pennsylvania, approximately 25 miles northwest of Pittsburgh.

          (8) "Beneficial Interest" shall mean the undivided interest in a Unit that is owned by a Designated Beneficiary in its capacity as Owner Trustee in the Sale/Leaseback Transaction involving the Unit and the Equity Participant specified in the Supplement by which such Owner Trustee became a Designated Beneficiary.

          (9) "Business Day" shall mean a day that is not a Saturday or Sunday or a legal holiday in the State of Ohio or the Commonwealth of Pennsylvania.

          (10) "Certificate" shall mean a document properly completed and executed by an Authorized Representative of the Company, or by a Designated Beneficiary when it is deemed to be an Authorized Representative under Paragraph (4) of this Section 1.10, and substantially in the form of Exhibit A hereto as it may from time to time be amended.

          (11)  "Code" shall mean the Internal Revenue Code of
1986, as the same may be amended from time to time.

          (12) "Company" shall have the meaning set forth in the opening paragraph of this Agreement.

          (13) "Contribution" shall mean any contribution, cash or otherwise, made to the Trustee for deposit in one or more of the Funds and in such subaccount thereunder as provided in this Agreement. No contribution which consists of real property shall be permitted.

          (14) "Decommissioning" shall mean the decommissioning and retiring of a nuclear generating unit from commercial service under Applicable Law and, to the extent a method of decommissioning is not prescribed by Applicable Law, by the method of decommissioning determined as provided in the operating agreement relating to such unit, and shall consist of the removal (as a facility) of such unit safely from service, the dismantling, shipping, long-term storage and disposal of all radioactive parts and components of such unit and the reduction of residual radioactivity at the site of such unit to a level that permits, and the removal of non-contaminated structures and components and such restoration as shall be necessary or desirable to permit, the release of the property for unrestricted use and termination of the NRC license relating to the unit. This process shall include, but not be limited to (a) the removal of both radioactively contaminated and radioactively uncontaminated portions of the unit, and shipping, long-term storage and disposal of the same, in each case, in accordance with Applicable Law at the end of the useful life of such unit or if there shall be no Applicable Law at that time, in accordance with the operating agreement with respect to such unit (b) work done to the site of the unit and its associated equipment and facilities and to adjacent areas, whether or not such areas are contiguous to such site, in order to decontaminate such site and such areas and (c) work done by or on behalf of the Company (or for which the Company is charged) to the site where any portion of the unit and its associated equipment and facilities are to be stored or disposed of in order to prepare and maintain such site as a storage or disposal site.

          (15) "Decommissioning Costs" shall mean all costs and expenses relating or allocable to, or incurred in connection with Decommissioning, including but not limited to the removal of the equipment, structures and portions of a nuclear generating unit and its site containing radioactive contaminants or the decontamination of the same to a level that permits the property to be released for unrestrictive use as promptly as practicable after cessation of the operation of the unit, plus, in the case of decontamination, the cost of removal, shipping and long-term storage or disposal of such equipment structures and portions; provided, however, that if Applicable Law prohibits the foregoing or imposes requirements that are more costly to implement than the removal, shipping, storage, disposal or decontamination referred to above in this definition, the term "Decommissioning Costs" shall mean all costs and expenses relating or allocable to, or incurred in connection with, the most costly requirements imposed by Applicable Law with respect to radioactive contaminants after a nuclear generating unit ceases operation.

          (16) "Default" shall have the meaning ascribed thereto in Section 6.1 of the form of Supplement set forth in Exhibit B hereto.

          (17) "Designated Beneficiary" shall mean a party designated as such in a Supplement.

          (18) "Funds" shall mean the Qualified Funds and the Nonqualified Funds, collectively.

          (19) "Governmental Authority" shall mean any Federal, state, county, municipal, foreign, international, regional or other governmental authority, agency, board, body, instrumentality or court, including, without limitation, the NRC and the PUCO.

          (20) "Investment Account" shall mean an account established by the Trustee pursuant to Section 8.01 hereof which consists of those assets in each Fund under the Master Trust designated by the Company for management by an Investment Manager.

          (21) "Investment Manager(s)" shall mean the person(s) appointed by the Company pursuant to Section 8.01 hereof, including any employees of the Company or its affiliated companies.

          (22) "Investment Manager Agreement(s)" shall mean an agreement(s) between the Company and an Investment Manager(s) appointed by the Company which agreement governs the management of all or a portion of the Funds.

          (23) "March 1987 Sale/Leaseback Transaction" shall mean the transactions consummated in March 1987 in which the

Company sold and leased back portions of its undivided ownership interest in Perry No. 1.

          (24) "Minimum Amount" shall mean the amount required to be in a Designated Beneficiary's subaccount or subaccounts as of a particular date under Section 10(b)(3)(viii) of the Participation Agreement relating to such Designated Beneficiary.

          (25) "Nonqualified Funds" shall mean, collectively, the Funds not constituting Qualified Funds established under, and in accordance with, Section 2.02(b) or Section 2.05 of the Master Trust with respect to any of the Units. Each Nonqualified Fund shall have such subaccount as are provided for herein or as the Company may otherwise specify.

          (26) "NRC" shall have the meaning ascribed thereto in the third WHEREAS clause of this Agreement or any successor agency.

          (27) "Order" shall mean any order relating to Decommissioning issued by a Governmental Authority and applicable to one or more of the Units.

          (28) "Participation Agreements" shall mean the Participation Agreements referred to in the documentation for the Sale/Leaseback Transactions.

          (29) "Permitted Investment" shall mean, at any particular time, each investment shown on Schedule A hereto to be permissible at such time.

          (30) "Perry No. 1" shall mean the nuclear generating unit located at the Perry Nuclear Power Plant and known as Unit
1, together with its associated facilities and equipment.

          (31) "Perry No. 2" shall mean the nuclear generating unit located at the Perry Nuclear Power Plant and known as Unit
2, together with its associated facilities and equipment, at such time as such unit is completed and is placed in service.

          (32) "Perry Nuclear Power Plant" shall mean the electric generating station located on the shore of Lake Erie in Lake County, Ohio, approximately 35 miles northeast of Cleveland.

          (33) "PUCO" shall have the meaning ascribed thereto in the third WHEREAS clause of this Agreement or any successor agency.

          (34) "Qualified Funds" shall mean, collectively, the accounts established under, and in accordance with, Section 2.02(b) of the Master Trust for purposes of Section 468A of the Code which are designated as such in the records of the Trustee. Each Qualified Fund shall have such subaccounts as are specified herein or as the Company may otherwise specify. Contributions, if any, made with respect to each such Fund in any year shall not exceed the amount permitted to be made to such Fund with respect to the year in question in order for the Company to be allowed to take the deduction afforded by Section 468A of the Code.

          (35) "Sale/Leaseback Transactions" shall mean the March 1987 Sale/Leaseback Transaction and the September 1987
Sale/Leaseback Transaction, collectively.

          (36) "September 1987 Sale/Leaseback Transaction" shall mean the transactions consummated in September 1987 in which the Company sold and leased back portions of its undivided ownership interest in Beaver Valley No. 2.

          (37)  "Service" shall mean the Internal Revenue
Service.

          (38)  "Supplement" shall mean a Supplement
substantially in the form of Exhibit B hereto as it may from time to time be amended.

          (39) "Trustee" shall have the meaning ascribed thereto in the opening paragraph of this Agreement or any successor appointed pursuant to Section 7.01 hereof.

          (40)  "Units" shall mean Beaver Valley No. 1, Beaver
Valley No. 2, Perry No. 1 and Perry No. 2, collectively.

            II.  MASTER TRUST PURPOSE, NAME AND FUNDS
                 ------------------------------------
          2.01  Master Trust Purpose.  The exclusive purpose of
                --------------------
this Master Trust is to accumulate and hold funds for the contemplated Decommissioning of the Units and to expend funds for that purpose.

          2.02  Establishment of Master Trust.  By execution of
                -----------------------------
this Agreement, the Company:

          (a) reaffirms the establishment of the Master Trust for the retention and investment of the assets of the Funds, effective June 1, 1988 on the date first above written;

          (b) reaffirms the establishment of a Qualified Fund and a Nonqualified Fund for each Unit; and

          (c) reaffirms the appointment of Mellon Bank, N.A., as successor to National City Bank, Akron, as Trustee of the Master
Trust.

          2.03  Acceptance of Appointment.  Upon the terms and
                -------------------------
conditions herein set forth, Mellon Bank, N.A. reaffirms acceptance of its appointment as Trustee of this Master Trust. The Trustee declares that it will hold all estate, right, title and interest it may acquire hereunder exclusively for the purposes set forth in this Article II. The Trustee shall receive any Contributions deposited with it by the Company in trust for the benefit of the Company (subject to the rights of other parties as contemplated by Section 3.01 hereof) and shall deposit such Contributions in one or more of the Funds, and in such subaccounts thereunder, as provided in Section 2.05 hereof and otherwise as the Company shall specify. The Trustee shall hold, manage, invest and administer such Contributions, together with earnings and appreciation thereon, in accordance with this Agreement.

          2.04  Name of Master Trust.  The Contributions received
                --------------------
by the Trustee (or by any predecessor or successor trustee) from the Company together with the proceeds, reinvestment and appreciation thereof shall constitute the "Ohio Edison Company
Master Decommissioning Trust."

          2.05  Division of Master Trust.  The Master Trust shall
                ------------------------
be divided by the Trustee into a Qualified Fund and a Nonqualified Fund for each of the Units and into such other Nonqualified Funds as the Company from time to time shall establish. Each Fund shall constitute a separate trust under the Master Trust and shall be designated as relating to a particular Unit. Each Fund shall have a subaccount relating to each Designated Beneficiary, clearly identified as such, and such other subaccounts as the Company from time to time shall specify.

          The Trustee shall maintain such records as are necessary to reflect each Fund and each subaccount thereunder separately on its books from each other Fund and subaccount.

          2.06  Designation of Funds.  Upon (i) any Contribution
                --------------------
to the Master Trust; or (ii) any withdrawal from the Master Trust; or (iii) any transfer between the Funds or sub-accounts thereunder, the Company shall designate (in writing), in accordance with Article IV or V, as applicable, the Fund(s), and the subaccount(s) thereunder, which is to be credited or debited for the amount of such Contribution, withdrawal or transfer, and the Trustee shall credit or debit the Fund(s), and the subaccount(s) thereunder, in accordance with such designation.

          2.07  Duties of Authorized Representatives.  The
                ------------------------------------
Company has empowered the Authorized Representatives and their delegates to act for the Company in all respects hereunder. The Authorized Representatives may act as a group or may designate one or more Authorized Representative(s) or delegate(s) to perform the duties described in the foregoing sentence. The Company shall provide the Trustee with a written statement setting forth the names and specimen signatures of the Authorized Representatives. The Authorized Representatives shall provide the Trustee with a written statement setting forth the names and specimen signatures of, and specific authority delegated to, any delegate of the Authorized Representatives. Until otherwise notified in writing by the Company, the Trustee may rely upon any written notice, instruction, direction, certificate or other communication believed by it to be genuine and to be signed or certified by any one or more Authorized Representatives or their designated delegate(s), and the Trustee shall be under no duty to make any investigation or inquiry as to the truth or accuracy of any statement contained therein.

          2.08  No Authority to Conduct Business.  The purpose of
                --------------------------------
this Master Trust is limited specifically to the matters set forth in Section 2.01 hereof, and there is no objective to carry on any business unrelated to the Master Trust purpose set forth in Section 2.01 hereof, or divide the gains there from.

          2.09  No Transferability of Master Trust.  Except as
                ----------------------------------
expressly provided in Article III hereof or in a Supplement, the interest of the Company in the Master Trust is neither transferable, whether voluntarily or involuntarily, by the Company nor subject to the payment of the claims of creditors of the Company; provided, however, that any creditor of the Company as to which a Certificate has been properly completed and submitted to the Trustee may assert a claim directly against the Master Trust in an amount not to exceed the amount specified in such Certificate.

              III.   BENEFICIARIES OF MASTER TRUST
                     -----------------------------
          3.01  Company and Others to be Beneficiaries.  The
                --------------------------------------
beneficial ownership of the Funds shall, subject to the to the purpose of the Master Trust and the security interests granted to each Designated Beneficiary pursuant to one or more Supplements, be at all times in the Company and in any Designated Beneficiary named as such in a Supplement, provided, however, that the beneficial ownership of the Funds in any such Designated

Beneficiary shall be limited to a right to have, and an interest in having, the Funds applied to pay Decommissioning Costs as contemplated hereunder and under Section 10(b)(3)(viii) of the Participation Agreement(s), relating to the Sale/Leaseback Transaction(s) to which it is a party; and for the recognition and enforcement of such right and interest, each such Designated Beneficiary shall have the remedies set forth in the Supplement naming it as a Designated Beneficiary.

                 IV.   CONTRIBUTIONS AND INCOME
                       ------------------------
          4.01  Contributions.  On or before March 16, 1992, with
                -------------
respect to Perry No. 1, and on or before September 29, 1992, with respect to Beaver Valley No. 2, and thereafter annually on or before the anniversary of such dates, respectively, or quarterly (based on such respective dates as applicable) as to the subaccounts for any Designated Beneficiary who is a party to a Participation Agreement relating to a Sale/Leaseback Transaction which requires quarterly funding of such subaccounts, the Company shall make a Contribution or otherwise transfer funds so that the amounts in the subaccounts for each Designated Beneficiary are maintained at the level required by the Participation Agreement(s) relating to the Sale/Leaseback Transactions to which it is a party. The Company may also make such other Contributions to any Fund from time to time as it shall deem necessary or appropriate. The Trustee shall have the ability, subject to the prior written consent of the affected Designated Beneficiary if the funds to be returned are derived from amounts in any subaccount relating to such Designated Beneficiary, to return Contributions to the Company if such Contributions are excessive in light of Applicable Law, Applicable Tax Law and the requirements of the Sale/Leaseback Transactions.

          4.02  Allocation of Net Income.  So long as no Default
                ------------------------
(as such term is defined in any Supplement) has occurred and is continuing, the Trustee may pool the assets of the Funds or of any subaccount thereunder for investment purposes in accordance with the written instructions of the Company, subject to the limitations on investments contained in Schedule A hereto, and, upon so doing, shall treat each Fund or subaccount so pooled as having received or accrued a pro rata portion (based on the principal balances of the Funds or subaccount so pooled) of the net income of the Master Trust (including appreciation) related to such pooled assets in any accounting period of the Master Trust. Without limiting the requirements of Section 7.05 hereof, the Trustee shall maintain such separate records of each of the Funds and the subaccounts thereunder as are necessary to reflect the assets thereof and the allocation of income and losses among the Funds and subaccounts thereunder. The Trustee may rely upon the written opinion of legal counsel of the Company, who may be an employee of the Company, with respect to any question arising under this Section 4.02.

          4.03  Subsequent Transfers.  Upon receipt of a written
                --------------------
directive of the Company signed by an Authorized Representative which sets forth an amount to be transferred from one of the Funds or subaccount thereunder and states that such amount should be transferred to one or more other Funds or subaccount as specified, the Trustee shall transfer such amount to the Fund(s) or subaccount specified by the Company in the written directive; provided, however, that no transfer shall be made from a Designated Beneficiary's subaccount except to another subaccount of such Designated Beneficiary without such Designated Beneficiary's prior written consent. No transfer to or from a Qualified Fund shall be made which would violate the provisions of Section 468A of the Code.

                        V.  DISTRIBUTIONS
                            -------------
          5.01  Payment of Decommissioning Costs and
                ------------------------------------
Administrative Costs.  In addition to payments otherwise
- --------------------
authorized by this Agreement, the Trustee shall make payments out of the Funds or any subaccount thereunder upon presentation to the Trustee of a Certificate by the Company, or by any Designated Beneficiary if such Designated Beneficiary shall certify that it is acting pursuant to the provisions of Section 6.2 of the Supplement to which it is a party, instructing the Trustee to disburse amounts in the Funds or any subaccount thereunder in a manner designated in such Certificate for purposes of paying costs, liabilities and expenses of Decommissioning or, if so specified, administrative costs related to services authorized by the Company pursuant to Section 9.03. If the Funds relate to either Perry No. 1 or Beaver Valley No. 2, the amount to be withdrawn from any Designated Beneficiary's subaccount with respect to any particular disbursement shall be equal to the percentage of such Designated Beneficiary's Beneficial Interest in the Unit to which the relevant Fund is related times the aggregate amount of the costs, liabilities or expenses of Decommissioning to which such disbursement is to be applied. If the balance in any Designated Beneficiary's subaccount from which payment is to be made is insufficient for any payment, the Company shall, at the time it delivers the Certificate to the Trustee, pay or transfer the amount of such deficiency into the applicable Nonqualified Fund for credit to such subaccount or subaccounts, and any such payment shall then be withdrawn as provided above. If the assets of any Fund or subaccount thereof are insufficient to permit the payment in full of amounts to be paid pursuant to a Certificate, the Trustee shall have no liability with respect to such insufficiency and no obligation to use its own funds to pay the same, except as it might otherwise be liable under this Agreement because of its negligence or wilful misconduct.

          5.02  Payment of Administrative Expenses.  In addition
                ----------------------------------
to the payment of administrative costs paid pursuant to Section
5.01 hereof, from time to time, the Trustee shall make payments of all reasonable administrative expenses (including, reasonable out-of-pocket expenses and Trustee's fees as specified in the agreement referred to in Section 5.03 hereof and taxes, other than taxes payable on the income of the Trustee) in connection with the operation of the Master Trust pursuant to this Agreement. All such administrative expenses and incidental expenses of the Master Trust shall require prior written authorization of the Company and shall be allocated proportionately among the Funds (based on the fair market value of each Fund immediately prior to any such payment) and within each Fund among the subaccounts in the proportion that the balance in each subaccount bears to the aggregate balance of all subaccounts in such Fund; provided, that the amount allocated to any Designated Beneficiary's subaccount or subaccounts shall in no event exceed the lesser of (a) an amount equal to the percentage of the Designated Beneficiary's Beneficial Interest in the Unit to which the relevant fund is related times the aggregate amount of such administrative and incidental expenses allocated to such Fund and (b) an amount which would cause the balance in such subaccount or subaccounts to be less the Minimum Amount as of such date; and provided further that income taxes shall be allocated among the Qualified Funds and Nonqualified Funds in accordance with the income tax actually imposed on each such Fund. The Trustee shall maintain such records as are necessary to reflect the allocation of administrative expenses and incidental expenses among the Funds and subaccounts in accordance with this Section 5.02. If the assets of any Fund or subaccount thereof are insufficient to permit the payment in full of amounts payable under this Section 5.02, the Trustee shall have no liability with respect to such insufficiency and no obligation to use its own funds to pay the same, except as it might otherwise be liable under this Agreement because of its negligence or wilful misconduct.

          5.03  Fees.  The Trustee shall receive as exclusive
                ----
compensation for its services such reasonable amounts as may from time to time be agreed to by the Trustee and the Company.

          5.04  Liquidation of Investments.  At the direction of
                   --------------------------
the Company or any Investment Manager (with respect to Funds or portions thereof specified to be under the control of such Investment Manager as to investment in an Investment Manager Agreement), the Trustee shall sell or liquidate such investments of the Funds as may be specified. The proceeds of any such sale or liquidation shall be credited pro rata to the Fund or Funds and within each Fund to the subaccount or subaccounts thereunder to which such investments were credited prior to such sale or liquidation. Notwithstanding the foregoing, at any time during the continuance of a Default, a Designated Beneficiary may direct the Trustee in writing to sell or liquidate such investments of any subaccount or subaccounts identified with such Designated Beneficiary as such Designated Beneficiary may specify and the proceeds of any such sale or liquidation shall be credited proportionately to the subaccount or subaccounts to which such investments were credited prior to such sale or liquidation.

                        VI.   TERMINATION
                              -----------
          6.01  Termination of Funds and Master Trust in General.
                ------------------------------------------------
Each Fund established hereunder shall terminate only upon the earlier of (i) the completion of the Decommissioning of the Unit to which it relates (as evidenced by written notification of that fact to the Trustee by the Authorized Representative accompanied by evidence of the concurrence of the NRC with respect thereto, which written notification in the case of Perry No. 1 and Beaver Valley No. 2 (and in those cases only) shall also be accompanied by the written approval of each lessor, partnership and corporation identified in Schedule B hereto (as amended by the Company from time to time) as being connected with the Unit in question or (ii) twenty-one (21) years after the death of the last survivor of each Person who was an officer or director of the Company on May 31, 1988 and each of their descendants born on or prior to May 31, 1988. This Master Trust shall terminate upon the termination of all of the Funds. Prior to its termination this Master Trust shall be irrevocable.

          6.02  Distribution of Master Trust and Funds Upon
                -------------------------------------------
Termination.  Upon termination of this Master Trust or of the
- -----------
Funds with respect to a particular Unit, the Trustee shall assist the Company or the Investment Manager(s) in liquidating the assets of the Master Trust or such Funds, as the case may be, and distributing the then existing assets thereof (including accrued, accumulated and undistributed net income), less all reasonable final administrative costs and expenses agreed to by the Company (including accrued taxes), to the Company; provided, however, that no such distribution shall be made unless Decommissioning shall have been completed and the conditions set forth in Section
6.01 shall have been satisfied.

                         VII.   TRUSTEES
                                --------
          7.01  Designation and Qualification of Successor
                ------------------------------------------
Trustee(s).  At any time during the term of this Master Trust,
- ----------
the Company shall have the right to remove the Trustee (at the Company's sole discretion) acting hereunder and appoint another qualified entity as a successor Trustee upon thirty (30) days' notice in writing to the Trustee, or upon such shorter notice as may be acceptable to the Trustee. In the event that the bank or trust company serving as Trustee or successor Trustee shall: (a) become insolvent or admit in writing its insolvency; (b) be unable or admit in writing its inability to pay its debts as such debts mature; (c) make a general assignment for the benefit of creditors; (d) have an involuntary petition in bankruptcy filed against it; (e) commence a case under or otherwise seek to take advantage of any bankruptcy, reorganization, insolvency, readjustment of debt, dissolution or liquidation law, statute, or proceeding or (f) resign, the Company shall appoint a successor Trustee as soon as practicable. In the event of any such removal or resignation, the Trustee or successor Trustee shall have the right to have its accounts finalized as provided in Section 7.05 hereof. Any successor to the Company, as provided herein, shall have the same right to remove and to appoint any Trustee or successor Trustee.

          Any successor Trustee shall be a bank or trust company incorporated and doing business within the United States of America and having a combined capital and surplus of at least $250,000,000 (in 1988 dollars), if there be such an institution willing, able and legally qualified to perform the duties of Trustee hereunder upon reasonable or customary terms.

          Any successor Trustee shall qualify by a duly acknowledged acceptance of this Master Trust, delivered to the Company. Upon acceptance of such appointment by the successor Trustee, the Trustee shall assign, transfer and pay over to such successor Trustee the assets then constituting the Master Trust. Any successor Trustee shall have all the rights, powers, duties and obligations herein granted to the original Trustee.

          7.02  Exoneration from Bond.  No bond or other security
                ---------------------
shall be exacted or required of any Trustee or successor Trustee appointed pursuant to this Agreement.

          7.03  Resignation.  The Trustee or any successor
                -----------
Trustee may resign and be relieved as Trustee at any time without prior application to or approval by or order of any court, by a duly acknowledged instrument, which shall have been delivered to the Company by the Trustee no less than sixty (60) days prior to the effective date of such Trustee's resignation or upon such shorter notice as may be acceptable to the Company. A copy of each such instrument shall be sent forthwith to each lessor, partnership and corporation identified in Schedule B hereto (as amended by the Company from time to time). If for any reason the Company cannot or does not act in the event of the resignation of the Trustee, the Trustee may apply to a court of competent jurisdiction for the appointment of a successor Trustee and the cost of making such application shall be an administrative expense.

          7.04  Transactions With Third Parties.  No person or
                -------------------------------
organization dealing with the Trustee hereunder shall be required to inquire into or to investigate its authority for entering into any transaction or to see to the application of the proceeds of any such transaction.

          7.05  Accounts and Reports.  The Trustee shall keep
                 --------------------
accurate and detailed accounts of all investments, receipts and disbursements and other transactions hereunder with respect to each Fund and each subaccount thereunder in accordance with specifications of the Company and generally accepted accounting principles, and all accounts, books and records relating thereto as to a particular Unit shall be open to inspection and audit at all reasonable times by each lessor, partnership and corporation identified in Schedule B hereto (as amended by the Company from time to time) as being connected with that Unit, and as to a particular Unit and generally by any other person designated by the Company. Within 5 Business Days following the close of each month, the Trustee shall provide a written report of the estimated market value of each Fund and each subaccount thereunder, prepared on an accrual basis. Within 15 days following the close of each month, the Trustee shall file with the Company a final written report setting forth all investments, receipts and disbursements and other transactions effected by it during the month and containing an exact description of all cash and securities contributed, purchased, sold or distributed and the cost or net proceeds of sale, and showing all cash, and securities and other investments held at the end of such month and the cost and fair market value of each item thereof as carried on the books of the Trustee. A copy of so much of each report provided to the Company by the Trustee pursuant to the two immediately preceding sentences as relates to the Funds and subaccounts associated with a particular Unit shall be sent by the Company to each lessor, partnership and corporation identified in Schedule B hereto (as amended by the Company from time to time) as being connected with that Unit. The Company may for the sake of expediency include information relating to other Funds and subaccounts not related to that Unit in the copies of reports it sends pursuant to the immediately preceding sentence. Such accounts and reports shall be based on the accrual method of reporting net income and expenses and shall show the portion of the assets applicable to each Fund and subaccount thereunder and shall also identify all disbursements from each Fund and subaccount thereunder.

          In addition to the foregoing, on or before January 31 in each calendar year, the Trustee shall submit such reports to the PUCO and any other Governmental Authority as may be required under any applicable regulation and shall promptly deliver a copy of each such report to each lessor, partnership and corporation identified in Schedule B hereto (as amended by the Company from time to time).

          All records and accounts maintained by the Trustee with respect to the Master Trust and the Funds shall be preserved at least until one year after the termination of the Master Trust and thereafter for such additional period as may be required under any applicable law. Upon the expiration of any such required retention period, the Trustee shall have the right to destroy such records and accounts after first notifying the Company in writing of its intention and transferring to the Company any records and accounts requested by the Company.

          7.06  Tax Returns and Other Reports.  The Trustee shall
                 -----------------------------
prepare, execute and timely file all federal, state and local income or franchise tax returns or other reports (including estimated tax returns and information returns) as may be required from time to time with respect to the Qualified Funds, and the Company agrees to provide the Trustee in a timely manner with any information within its possession, and to cause the Investment Manager(s) to provide the Trustee with any information in its possession, which is necessary to such filings. The Trustee shall prepare and submit to the Company in a timely manner all information requested by the Company regarding the Funds required to be included in the Company's federal, state and local income tax returns or other reports (including estimated tax returns and information returns). Subject to the limitations contained in
Section 9.03 hereof, the Trustee may employ independent certified public accountants or other tax counsel to prepare or review such returns and reports and the cost thereof shall be an administrative cost. The Trustee agrees to remit from the Master Trust appropriate payments or deposits of federal, state and local income or franchise taxes directly to the taxing agencies or authorized depositaries in a timely manner. Notwithstanding
Section 7.07 hereof, any interest or penalty charges assessed against the Master Trust pursuant to Chapters 67 or 68 of the Code, or pursuant to any similar state or local tax provisions, as a result of the Trustee's failure to comply with this Section
7.06 (other than as a result of the Company's failure to provide or cause to be provided the information that it has agreed to provide or cause to be provided in this Section 7.06) shall be borne by the Trustee and not the Master Trust. The Trustee agrees to notify immediately the Company in writing of the commencement of the audit of any Qualified Fund's federal, state, or local tax returns, and to participate with the Company on behalf of the Qualified Funds in such audits and related inquiries. The Trustee further agrees to provide the Company with any additional information in its possession regarding the Master Trust which may be requested by the Company to be furnished in an audit of the Company's federal, state, or local tax returns within 30 days of receipt of notice of audit but in no event less than 15 days prior to the commencement of any audit.

          In addition, the Trustee shall file with the PUCO, within thirty days of the filing thereof with a State or Federal agency, copies of all documents that the Master Trust is required to file with any State or Federal agency (other than the PUCO), including without limitation tax returns.

          7.07  Liability.  (a) The Trustee shall be liable only
                ---------
for such Trustee's own acts or omissions (and those of its officers and employees) occasioned by the willful misconduct or negligence of such Trustee (or that of its officers and employees).

          (b) Notwithstanding anything contained in this Agreement to the contrary, the Trustee agrees to refrain from authorizing or carrying out transactions that would constitute "self-dealing" under Code Section 468A(e) (5) or Code Section

4951 (or any applicable successor provisions). If the Trustee authorizes or carries out any transaction in violation of the provisions of this clause (b), the Trustee (and not the Master Trust or any Qualified Fund) shall be liable for any tax imposed on the Master Trust, any Qualified Fund, or the Trustee pursuant to Code Section 4951 (or any applicable successor provision) and for any loss or damage sustained by the Master Trust, any Qualified Fund, or the Company; provided, however, that the Trustee shall have no such liability with respect to transactions authorized or carried out pursuant to specific written instructions of the Company.

          (c) The Company shall indemnify the Trustee and hold it harmless against any and all claims, losses, liabilities, excise taxes, damages or expenses (including reasonable attorneys' fees and expenses) howsoever arising from or in connection with this Agreement or the responsible performance of its duties hereunder, together with any income taxes imposed on the Trustee as a result of any indemnity paid to it hereunder, provided that nothing contained herein shall require that the Trustee be indemnified for any liability imposed pursuant to clauses (a) or (b) of this
Section 7.07. Nothing contained herein shall limit or in any way impair the right of the Trustee to indemnification under any other provision of this Agreement.

                       VIII.   INVESTMENTS
                               -----------
          8.01  Appointment of Investment Manager(s).  The
                ------------------------------------
Company may appoint one or more Investment Managers to direct the investment of all or part of the Funds under the Master Trust.

The Company shall also have the right to remove any such Investment Manager (s). Whenever such appointment is made, the Company shall provide written notice of such appointment to the Trustee, shall specify the portion of the Funds under the Master Trust with respect to which an Investment Manager has been designated, and shall instruct the Trustee to segregate into an Investment Account for each Fund those assets designated for management by the Investment Manager. Each Investment Account shall be divided into a separate subaccounts relating to each Designated Beneficiary and such other subaccounts as the Company from time to time shall specify. To the extent that assets are segregated into an Investment Account, the Trustee shall be released and relieved of all investment responsibilities with respect to the assets in the Investment Account, and as to such Investment Account the Trustee shall act as custodian. An Investment Manager shall certify in writing to the Trustee the identity of the person or persons authorized to give instructions or directions to the Trustee on its behalf, including specimen signatures. The Trustee may continue to rely upon all such certifications unless otherwise notified in writing by the Company or an Investment Manager, as the case may be.

          8.02  Direction by Investment Manager(s).  An
                ----------------------------------
Investment Manager appointed by the Company to manage an Investment Account shall have authority, subject to the limitations set forth in Schedule A hereto, to manage and to direct the acquisition and disposition of the assets of the Funds under the Master Trust, or a portion thereof, as the case may be, and, after notification of such appointment, the Trustee shall exercise the powers set forth in Article X hereof with respect to those assets only when, if, and in the manner directed by the Company (or, during the continuance of a Default, by one or more Designated Beneficiaries) in writing, and shall not be under any obligation to invest or otherwise manage any assets in the Investment Account. An Investment Manager shall have the power and authority, exercisable in its sole discretion at any time, and from time to time, to issue and place orders for the purchase or sale of portfolio securities directly with qualified brokers or dealers. The Trustee, upon proper notification from an Investment Manager, shall settle the transactions in accordance with the appropriate trading authorizations. Written notification of the issuance of each such authorization shall be given promptly to the Trustee by an Investment Manager, and such Investment Manager shall cause the settlement of such transaction to be confirmed in writing to the Trustee, and to the Company, by the broker or dealer. Such notification shall be proper authority for the Trustee to pay for portfolio securities purchased against receipt thereof and to deliver portfolio securities sold against payment therefor, as the case may be.
All directions to the Trustee by an Investment Manager shall be in writing and shall be signed by a person who has been certified by such Investment Manager pursuant to Section 8.01 hereof as authorized to give instructions or directions to the Trustee.

          Should an Investment Manager at any time elect to place security transactions directly with a broker or dealer, the

Trustee shall not recognize such transaction unless and until it has received instructions or confirmation of such fact from an Investment Manager. Should an Investment Manager direct the Trustee to utilize the services of any person with regard to the assets under its management or control, such instructions shall be in writing and shall specifically set forth the actions to be taken by the Trustee as to such services. In the event that an Investment Manager places security transactions directly or directs the utilization of a service, such Investment Manager shall be solely responsible for the acts of such persons. The sole duty of the Trustee as to such transactions shall be incident to its duties as custodian.

          The authority of an Investment Manager and the terms and conditions of the appointment and retention of an Investment Manager(s) shall be the responsibility solely of the Company, and the Trustee shall not be deemed to be a party to, or to have any obligations under, any agreement with an Investment Manager. Any duty of supervision or review of the acts, omissions or overall performance of the Investment Manager(s) shall be the exclusive responsibility of the Company, and the Trustee shall have no duty to review any securities or other assets purchased by an Investment Manager, or to make suggestions to an Investment Manager or to the Company with respect to the exercise or nonexercise of any power by an Investment Manager; provided, however, that the Trustee shall keep complete records of all transactions in accordance with Section 7.05 hereof (whether conducted by the Trustee or an Investment Manager) and shall not carry out any instruction from an Investment Manager which would violate the investment standards set forth in Schedule A hereto.

          Nothing contained in this Section 8.02 shall be deemed to authorize any Investment Manager as such to direct or otherwise cause assets to be transferred between Funds or subaccounts. Any investment authorization shall at all times be subject to the investment standards set forth in Schedule A hereto.

                  IX.  TRUSTEE'S GENERAL POWER
                       -----------------------
          The Trustee shall have, with respect to the Master Trust, the following powers, all of which powers are fiduciary powers to be exercised in a fiduciary capacity and in the best interests of this Master Trust and the purposes hereof, namely:

          9.01  Registration of Securities.  To hold any stocks,
                --------------------------
bonds, securities, and/or other property in the name of a nominee, in a street name, or by other titleholding device, without indication of trust and generally to exercise the powers of an owner, including without limitation the power to vote in accordance with instructions provided by the Company, with respect to any such property whether so held or held in its own name, as Trustee.

          9.02  Borrowing.  To borrow money in such amounts and
                ---------
upon such terms as the Company may authorize in writing as necessary to carry out the purposes of this Master Trust, and to pledge any securities or other property for the repayment of any such loan as the Company may direct.

          9.03  Retention and Removal of Professional and
                   -----------------------------------------
Employee Services.  To employ (upon authorization by the Company)
- -----------------
attorneys, accountants, custodians, engineers, contractors, clerks and agents to carry out the purposes of this Master Trust. The cost of any such employment shall be an administrative cost.

          9.04  Delegation of Ministerial Powers.  To delegate to
                --------------------------------
other persons, as agents of the Trustee, such ministerial powers and duties as the Trustee may deem to be advisable.

          9.05  Powers of Trustee to Continue Until Final
                -----------------------------------------
Distribution.  To exercise any of such powers after the date on
- ------------
which the principal and income of the Funds under the Master Trust shall have become distributable and until such time as the entire principal of, and income from, the Master Trust shall have been actually distributed by the Trustee. It is intended that distribution of one or more of the Funds under the Master Trust will occur as soon as possible after termination of the Master Trust or any Fund, subject, however, to the limitations contained in Article V hereof.

          9.06  Discretion in Exercise of Powers.  To do any and
                --------------------------------
all other acts which the Trustee shall deem proper to effectuate the powers specifically conferred upon it by this Agreement, provided, however, that the Trustee may not do any act or participate in any transaction which would:

     (1) Contravene any provision of this Agreement or any Supplement hereto;

     (2) Violate the terms and conditions of any instructions provided in a written statement of the Company or, if applicable, of any Designated Beneficiary, provided such instructions are not inconsistent with this Agreement or any Supplement;

     (3)  Eliminate or disqualify the status of the Qualified
          Funds (or any of them) as Qualified Decommissioning
          Reserve Funds under Section 468A (or any applicable successor provision) of the Code; or

     (4) Constitute an investment of the Funds (i) in the Company or an affiliate of the Company, (ii) in securities issued by any owner of the Perry Nuclear
          Power Plant or the Beaver Valley Power Station or (iii) in the securities issued in connection with the Sale/Leaseback Transactions.

          9.07  Deposition of Funds.  To the extent it shall
                -------------------
constitute a Permitted Investment or shall be temporary pending further investment, to invest in common trust funds maintained by the Trustee or its affiliate and to deposit funds in interest bearing account deposits maintained by or savings certificates issued by Mellon Bank, N.A. in its separate corporate capacity, or in any other banking institution affiliated with Mellon Bank, N.A.; provided, however, that the assets of a Qualified Fund may only be so deposited if the requirements of Applicable Tax Law are met.

          9.08  Market Inventory Funds.  To maintain and operate
                ----------------------
one or more market inventory funds as a vehicle to exchange securities among Funds without alienating the property from the Trust.

          9.09  Loaning of Securities.  To the extent it shall
                 ---------------------
constitute a Permitted Investment, to loan securities (including securities held in a common trust fund maintained by the Trustee or an affiliate) to brokers or dealers or other borrowers under such terms and conditions as the Trustee, in its absolute discretion, deems advisable, to secure the same in any manner permitted by law and the provisions of this Agreement, and during the term of any such loan, to permit the loaned securities to be transferred into the name of and voted by the borrowers or others, and, in connection with the exercise of the powers hereinabove granted, to hold any property deposited as collateral by the borrower pursuant to any master loan agreement in bulk or otherwise, together with the unallocated interests of other lenders, and to liquidate and retain any such property upon the default of the borrower, and to receive compensation therefor out of any amount paid by or charged to the account of the borrower.

          9.10  Retention of Uninvested Cash.  To hold uninvested
                ----------------------------
cash awaiting investment and such additional cash balances as it shall deem reasonable or necessary, without incurring any liability for the payment of interest thereon.

                 X. TRUSTEE'S INVESTMENT POWERS
                    ---------------------------
          10.01  General Investment Powers.  The Trustee
                 -------------------------
recognizes the authority of an Investment Manager to manage, invest, and reinvest the assets in an Investment Account pursuant to an Investment Manager Agreement and as provided in Article VIII of this Agreement, and the Trustee agrees to cooperate with any Investment Manager as deemed necessary to accomplish these tasks. Notwithstanding the foregoing, to the extent that the assets of the Funds under the Master Trust have not been segregated into an Investment Account to be invested by an Investment Manager, the Trustee, subject to the limitations contained in Schedule A hereto, shall have the power to invest such assets in accordance with the written directions of the Company (or during the continuance of a Default, of one or more Designated Beneficiaries) and, as to Qualified Funds, in conformity with the limitations set forth in Section 468A of the Code and the regulations thereunder.

                        XI. MISCELLANEOUS
                            -------------
          11.01  Headings.  The section headings set forth in
                 --------
this Agreement and the Table of Contents are inserted for convenience of reference only and shall be disregarded in the construction or interpretation of any of the provisions of this Agreement.

          11.02  Particular Words.  Any word contained in the
                 ----------------
text of this Agreement shall be read as the singular or plural and as the masculine, feminine, or neuter as may be applicable or permissible in the particular context. Unless otherwise specifically stated, the word "person" shall be taken to mean and include an individual, partnership, association, trust, company, or corporation.

          11.03  Severability of Provisions.  If any provision of
                 --------------------------
this Agreement or its application to any person or entity or in any circumstances shall be invalid and unenforceable, the application of such provision to persons and in circumstances other than those as to which it is invalid or unenforceable, and the other provisions of this Agreement, shall not be affected by such invalidity or unenforceability.

          11.04  Delivery of Notices Under Agreement.  Any
                 -----------------------------------
notice, direction or instruction required by this Agreement to be given to the Company or the Trustee shall be deemed to have been properly given when mailed, postage prepaid, by registered or certified mail, to the person to be notified as set forth below:

          If to the Company:

          OHIO EDISON COMPANY
          76 South Main Street
          Akron, Ohio 44308
          Attention:  Treasurer


          If to the Trustee:

          Mellon Bank, N.A.
          One Mellon Bank Center
          Pittsburgh, Pennsylvania 15258
          Attention:  Corporate Trust Department

The Company or the Trustee may change the above address by delivering notice thereof in writing to the other party.

          11.05  Alterations and Amendments.  The Trustee and the
                 --------------------------
Company understand and agree that modifications or amendments may be required to this Agreement, and to the exhibits and schedules hereto, from time to time to effectuate the purpose of the Master Trust and to comply with Applicable Law, Applicable Tax Law, any Order, any changes in tax laws, regulations or rulings (whether published or private) of the Service and any similar state taxing authority, and any other changes in the laws applicable to the Company or the Units. This Agreement, and the exhibits and schedules hereto, may be altered or amended to the extent necessary or advisable to effectuate such purposes or to comply with such Applicable Law, Applicable Tax Law, Order or changes; provided, however, no such alteration or amendment may be made which adversely affects a Designated Beneficiary or any other person named in a Supplement in any material way without their prior written approval unless the failure to make such alteration or amendment could subject the Master Trust, the Trustee or the Company to fines, penalties or sanctions. If the only consequence of a failure to make such alteration or amendment would be the loss of a financial benefit that would accrue to the Master Trust or the Company if such change or alteration were made, such result shall not be construed as subjecting the Master Trust, the Trustee or the Company to fines, penalties or sanctions for purposes of the foregoing proviso.

          Otherwise, this Agreement, and the exhibits and schedules hereto, subject to and in conformity with Section 15 of any applicable Supplement, may be amended, modified, or altered for any purpose requested by the Company so long as such amendment, modification, or alteration does not affect the use of the assets of any Fund or subaccount to pay the costs of Decommissioning to which they are dedicated.

          Any alteration or amendment to, or modification of, this Agreement or an exhibit hereto must be in writing and signed by the Company and the Trustee. Schedules to this Agreement may be amended, modified or altered by delivery of such amended, modified or altered schedule to the Trustee together with notice that such amended, modified or altered schedule shall be effective forthwith or at such later date as specified in the notice. The Trustee shall execute any such alteration, modification or amendment required to be executed by it and shall accept and be governed by any amended, modified or altered schedule delivered to it but shall have no duty to inquire or make any investigation as to whether any amendment, modification or alteration is consistent with this Section 11.05. Notwithstanding the foregoing, no alteration, modification or amendment to this Agreement or any exhibit or schedule hereto shall have any effect whatsoever if it shall fail to comply with the terms and conditions set forth in the proviso to the second sentence of the first paragraph of this Section 11.05 and those of Section 5.1 of each Supplement then in effect.

          11.06  Successors and Assigns.  Subject to the
                 ----------------------
provisions of Sections 2.09 and 7.01, this Agreement shall be binding upon and inure to the benefit of the Company, the Trustee and their respective successors, assigns, personal representatives, executors and heirs.

          11.07  Governing Law; Jurisdiction; Certain Waivers.
                 --------------------------------------------
The Master Trust and all questions pertaining to its validity, construction, and administration shall be determined in accordance with the laws of the State of Ohio to the extent not superseded by Federal law.

          11.08  Accounting Year.  The Master Trust shall operate
                 ---------------
on an accounting year which coincides with the calendar year, January 1 through December 31.

         11.09  Counterparts.  This Agreement may be executed in
                 ------------
any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.

          11.10  Decommissioning Liability.  Nothing in this
                 -------------------------
Agreement or in any Supplement is intended to impose any responsibility on the Trustee, on any Designated Beneficiary or any other person named in a Supplement for overseeing or paying the cost of the Decommissioning of the Units or any of them other than, in the case of the Trustee, the disbursement of funds in accordance with Article V hereof.

          11.11  Aggregate Balance of the Fund.  Notwithstanding
                 -----------------------------
any other provision of this Agreement, the aggregate balance of the subaccounts with respect to each Designated Beneficiary at any time shall not be reduced to an amount less than the aggregate sum of the Minimum Amount in effect at such time with respect to such Designated Beneficiary.

          IN WITNESS WHEREOF, the Company and the Trustee have set their hands and seals to this Agreement as of the day and year first above written.

                              OHIO EDISON COMPANY


                              By: R. H. Marsh
                                 ------------------------
                          Attest: G. F. LaFlame
                                  --------------------


                              MELLON BANK, N.A.


                              By: E. Kleckner
                                  ----------------------
                          Attest: Phyllis K. Kokkila
                                  ------------------

COMMONWEALTH OF PENNSYLVANIA  )
                              ) ss:
COUNTY OF ALLEGHENY           )




          I, Denise A. Fuhrer a Notary Public in and for the aforesaid jurisdiction, do hereby certify that Earl
Kleckner and Phyllis Kokkila, who are personally known to me to be the persons who executed the foregoing Master Decommissioning Trust Agreement, personally appeared before me in the aforesaid jurisdiction, and as Vice President and Vice President of Mellon Bank, N.A., and by virtue of the power and authority vested in them, acknowledged the same to be the act and deed of Mellon Bank, N.A., and they executed the same as such.

          Given under my hand and seal this 19th day of January
1994.

(NOTARIAL SEAL)

                              Denise A. Fuhrer, Notary Public
                              Pittsburgh, Alleheny County
                              My Commission Expires Dec. 3, 1994
                              Member, Pennsylvania Association of
                              Notaries

SCHEDULE A


Perry No. 1:
- ------------
     Qualified Fund:

          Investments permitted from time to time under Section 468A of the Code and Regulations thereunder, unless, with respect to a particular Qualified Fund subaccount, the investments permitted with respect to the related Perry No. 1 Nonqualified Fund subaccount are more restrictive, in which case, the investments permitted with respect to the related Perry No. 1 Nonqualified Fund subaccount shall control as to such Qualified Fund subaccount.

     Nonqualified Funds:

          For each subaccount for a Designated Beneficiary, investments permitted by the Participation Agreement for the March 1987 Sale/Leaseback Transaction to which such Designated Beneficiary is a party as evidenced from time to time by a written schedule approved by such Designated Beneficiary. For each subaccount for which there is no Designated Beneficiary, there is no restriction on permitted investments other than as imposed by Applicable Law.

Perry No. 2:
- ------------
     Qualified Fund:

          Investments permitted from time to time under Section 468A of the Code and Regulations thereunder, unless the investments permitted with respect to Perry No. 2 Nonqualified Funds are more restrictive, in which case, the investments permitted with respect to the Perry No. 2 Nonqualified Funds shall control.

     Nonqualified Funds:

          No restrictions on permitted investments other than as imposed by Applicable Law.

Beaver Valley No. 1
- -------------------
     Qualified Fund:

          Investments permitted from time to time under Section
468A of the Code and Regulations thereunder, unless the investments permitted with respect to the Beaver Valley No. 1

                               -1-

Nonqualified Funds are more restrictive, in which case, the investments permitted with respect to the Beaver Valley No. 2
Nonqualified Funds shall control.

     Nonqualified Fund:

          No restrictions on permitted investments other than as imposed by Applicable Law.


Beaver Valley No. 2
- -------------------
     Qualified Fund:

          Investments permitted from time to time under Section 468A of the Code and Regulations thereunder, unless, with respect to a particular Qualified Fund subaccount, the investments permitted with respect to the related Beaver Valley No. 2 Nonqualified Fund subaccount are more restrictive, in which case, the investments permitted with respect to the related Beaver Valley No. 2 Nonqualified Fund subaccount shall control as to such Qualified Fund subaccount.

     Nonqualified Fund:

          For each subaccount for a Designated Beneficiary, investments permitted by the Participation Agreement for the September 1987 Sale/Leaseback Transaction to which such Designated Beneficiary is a party as evidenced from time to time by a written schedule approved by such Designated Beneficiary. For each subaccount for which there is no Designated Beneficiary, there is no restriction on permitted investments other than as imposed by Applicable Law.

                           SCHEDULE B


Perry No. 1:

          (Names of Owner Trustee and Owner Participants to be inserted)


Perry No. 2:

          None.


Beaver Valley No. 1:

          None:


Beaver Valley No. 2:

          (Names of Owner Trustee and Owner Participants to be inserted)

                                                        EXHIBIT A






                    CERTIFICATE NO.
                    -------------------------



          The undersigned [Authorized Representative of Ohio Edison Company (Company), an Ohio corporation, or Designated Beneficiary*] being duly authorized and empowered to execute and deliver this Certificate, hereby certifies that payments in the amounts and to the payees listed below are for obligations duly incurred for the Decommissioning of [insert name of Unit] and hereby directs the Trustee of the Ohio Edison Company Master Decommissioning Trust (Master Trust), pursuant to Article V of the Master Trust Agreement to pay to each payee listed, including the Company if so listed, (Payees) in Exhibit 1 hereto, the amounts set forth therein, and certifies that the payments requested are proper expenditures of the Master Trust.

          Accordingly, request is hereby made that the Trustee provide for the withdrawal of $____________ from the [insert name of Unit and Fund and Subaccount (s)] in order to permit payment of such sum to be made to the Payees. You are further requested to disburse such sum, once withdrawn, directly to such Payees in the following
manner:  (CHECK/WIRE TRANSFER/             ) on or before
_________, 19__.
          WITNESS MY HAND THIS ____ day of ________, 19

                         (OHIO EDISON COMPANY
                            or Designated Beneficiary*)

                              By__________________________
                                Authorized Representative

* A Designated Beneficiary may execute and deliver a Certificate during the continuance of a Default but only as to Funds and subaccounts related to the Designated
     Beneficiary's Beneficial Interest in the Unit in Question.